                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

     / /    Preliminary Proxy Statement

     / /    Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

     /X/    Definitive Proxy Statement

     / /    Definitive Additional Materials

     / /    Soliciting Material Under Rule 14a-12

                                BIOSYNTECH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

            Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)    Total fee paid:

--------------------------------------------------------------------------------

     / /    Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     / /    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

--------------------------------------------------------------------------------

     (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)    Filing Party:

--------------------------------------------------------------------------------

     (4)    Date Filed:

                                      -2-

                                BIOSYNTECH, INC.
                          475 Boulevard Armand-Frappier
                          Laval, Quebec, Canada H7V 4B3
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 30, 2004
                                 --------------

To the Holders of Common Stock of BioSyntech, Inc. and
           Holders of Exchangeable Preferred Stock of Bio Syntech Canada, Inc.:

            We invite  you to attend  our  annual  meeting  of  stockholders  on
January 30, 2004, at 10:00 a.m. eastern standard time, at the Montreal  Marriott
Chateau Champlain, 1050 de La Gauchetiere West, Montreal, Quebec, Canada - Viger
Room -  (Tel:1-800-200-5909).  At the annual meeting, you will hear an update on our  operations,  have a chance to meet some of our directors and executives and act on the following matters:

            1.   To elect one Class III  director to our board of  directors  to serve for a three-year term;

            2.   To approve an amendment to our stock option  incentive  plan to increase from  5,000,000  shares to 6,500,000  shares the total number of shares of our common  stock  available  for  issuance under such option plan;

            3.   To ratify the appointment by our board of directors of KPMG LLP as our  independent  auditors  for the fiscal year ending March
                 31, 2004; and

            4.   To consider  and act upon such other  business as may  properly come before the annual meeting and any adjournment thereof.

            This booklet  includes this formal notice of the annual  meeting and the proxy  statement.  The proxy  statement  tells you more about the agenda and procedures for the annual meeting.  It also describes how our board of directors operates and gives personal information about our director nominees.

            Stockholders  of record at the close of business on December 8, 2003 will be entitled to vote at the annual meeting.  In addition,  holders of record of shares of exchangeable preferred stock of our subsidiary, Bio Syntech Canada,
Inc., as of the close of business on December 8, 2003 have voting rights in that number of shares of our common  stock equal in number to the number of shares of such  exchangeable  preferred stock held. Even if you only own a few shares,  we want  your  shares  to be  represented  at the  annual  meeting.  I urge  you to complete,  sign,  date, and return promptly in the enclosed  envelope your proxy card, if you hold shares of our common stock, or your voting  instruction  form, if you hold shares of exchangeable preferred stock.

            We have  also  provided  you with the  exact  place  and time of the annual meeting if you wish to attend in person.

                                Dr. Amine Selmani
                                President, Chief Executive Officer and Secretary
December 9, 2003
Laval, Quebec

                                BIOSYNTECH, INC.
                          475 Boulevard Armand-Frappier
                          Laval, Quebec, Canada H7V 4B3
                                 (450) 686-2437

                                 PROXY STATEMENT
                        --------------------------------

                               GENERAL INFORMATION

            This  proxy  statement  contains  information  related to the annual meeting of  stockholders of BioSyntech,  Inc. to be held on Friday,  January 30,
2004, at 10:00 a.m.  eastern  standard  time, at the Montreal  Marriott  Chateau
Champlain,  1050 de La  Gauchetiere  West,  Montreal,  Quebec,  Canada - Viger -
(Tel:1-800-200-5909),  and any  adjournment  thereof.  This proxy  statement was first mailed to our stockholders and holders of exchangeable  preferred stock on or about December 12, 2003.

            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

            At the  annual  meeting,  stockholders  will  hear an  update on our operations,  have a chance to meet some of our directors and executives and will act on the following matters:

            1)   To elect one Class III  director to our board of  directors  to serve for a three-year term;

            2)   To approve an amendment to our stock option  incentive  plan to increase from  5,000,000  shares to 6,500,000  shares the total number of shares of our common  stock  available  for  issuance under such option plan;

            3)   To ratify the appointment by our board of directors of KPMG LLP as our  independent  auditors  for the fiscal year ending March
                 31, 2004; and

            4)   To consider  and act upon such other  business as may  properly come before the annual meeting and any adjournment thereof.

WHO MAY VOTE

            Stockholders of BioSyntech,  Inc., as recorded in our stock register on December 8, 2003,  may vote at the annual  meeting.  As of that date,  we had
31,906,250 shares of common stock  outstanding,  which includes 7,661,666 shares reserved for the  exchange of the Class A  Exchangeable  Preferred  Stock of our
subsidiary, Bio Syntech Canada Inc. We have only one class of voting shares. All shares in this class have equal voting rights of one vote per share.  Holders of record of shares of  exchangeable  preferred stock of Bio Syntech Canada Inc. as of  December  8, 2003 have  voting  rights in the number of shares of our common stock held in trust equal to the number of shares of such exchangeable preferred stock held by them. References to "stockholders" in this proxy statement include holders of exchangeable  preferred stock, unless the context otherwise requires.
References to "proxy card" in this proxy statement  should be interchanged  with
"voting  instruction  form" if you hold shares of exchangeable  preferred stock, unless the context otherwise requires.

                                      -1-

HOW TO VOTE

            You may  vote in  person  at the  annual  meeting  or by  proxy.  We recommend that you vote by proxy even if you plan to attend the annual  meeting.
You can always change your vote at the annual meeting.

            Our board of directors  is asking for your proxy.  Giving your proxy means that you authorize  us, or the trustee if you hold shares of  exchangeable preferred  stock,  to vote your  shares at the annual  meeting in the manner you direct.  You may vote for all, some, or none of our director  nominees.  You may also vote for or against the other proposals or abstain from voting.

            If you sign and return the  enclosed  proxy card but do not  specify how to vote, we will vote your shares in favor of all our director nominees,  in favor of the approval of the increase of shares  reserved for issuance under our stock option  incentive plan and in favor of the ratification of the appointment by our board of directors of KPMG LLP as our independent auditors.

            You may receive  more than one proxy card  depending on how you hold your shares. If you hold shares through someone else, such as a broker,  you may get  materials  from it  asking  how you want to vote.  The  latest  proxy  card received from you will determine how your shares will be voted.

REVOKING A PROXY

            The  execution  of a proxy or  sending  voting  instructions  to the trustee,  as the case may be,  will in no way  affect  your  right to attend the annual meeting and to vote in person.  Any proxy or voting  instructions  to the trustee  executed  and  returned  by you  may  be  revoked  by  you at any  time thereafter  if you give written  notice of  revocation  to our  Secretary at the address shown above prior to the vote to be taken at the annual  meeting,  or by your execution of a later dated proxy or voting  instruction to the trustee that is presented at the annual meeting, or if you attend the annual meeting and vote by ballot,  except as to any matter or matters upon which a vote shall have been cast under the authority  conferred by such proxy or voting  instruction  to the trustee prior to such revocation.

QUORUM

            The  holders of a majority of the  outstanding  shares of our common stock,  whether  present in person or  represented by proxy,  will  constitute a quorum for each of the matters  identified  in the notice of this year's  annual meeting,  as well as for any  other  matters  that may come  before  the  annual meeting.

VOTES NEEDED

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received  instructions  from the beneficial  owner.  Brokers that do not receive  instructions from the stockholders are entitled to vote on the election of directors and the ratification of the auditors.

            A plurality  of the votes cast is required  for the  election of our
Class III  directors.  In  tabulating  the vote on the  election  of  directors, abstentions and broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

                                      -2-

            The affirmative  vote of a majority of the votes cast is required to approve the adoption of the increase of shares  reserved for issuance  under our stock option  incentive  plan and the proposal to ratify the  appointment by our board of directors of KPMG LLP as our  independent  auditors.  In tabulating the votes on such  proposals  to approve  the  adoption  of the  increase  of shares reserved  for  issuance  under our stock  option  incentive  plan and ratify the appointment  of KPMG LLP,  abstentions  and broker  non-votes are not considered shares  entitled to vote on the  applicable  proposals  and are not  included in determining whether such proposals are approved.

ATTENDING IN PERSON

            Only  our   stockholders   and  their  proxy  holders,   holders  of
exchangeable  preferred  stock and their  trustee,  and our  invited  guests may attend the annual  meeting.  If you wish to attend the annual  meeting in person but you hold your shares through someone else, such as a broker,  you must bring proof  of  your  ownership  and an  identification  with a photo  to the  annual meeting.  For  example,  you could bring an account  statement  showing that you owned our shares as of December 8, 2003 as acceptable proof of ownership.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The  following  table  contains  information  as of December 8, 2003 regarding the beneficial  ownership of shares of our common stock by our current directors and named executive officers and those persons or entities who, to our knowledge,  beneficially  own more than 5% of our common stock. For the purposes of calculating  beneficial  ownership,  the shares of common stock  beneficially owned by Dr. Selmani and Messrs.  Savard,  Leduc, and Cloutier include shares of our common stock issuable upon the exercise of stock options  exercisable within
60 days after December 8, 2003. The address of all of our officers and directors and owners of more than 5% of our common stock is 475 Boulevard Armand-Frappier,
Laval, Quebec, Canada H7V 4B3, unless otherwise specified. The percentages shown below are based on 31,906,250  shares of common stock outstanding as of December
8, 2003.

                                                       Percentage of Outstanding
                               Shares of Common                 Common
   Name and Address of         Stock Beneficially         Stock Beneficially
     Beneficial Owner                 Owned                      Owned
     ----------------          ------------------      -------------------------

9083-1496 Quebec Inc.               7,640,000                    23.9%

Amine Selmani                       9,197,500                    28.3%

Serge Savard                        1,037,000                     3.2%
1010 rue De la Gauchetiere
West, Suite 600
Montreal, Quebec, Canada
H3B 2N2

Claude Leduc                          100,000                      *

Gilles Cloutier                       100,000                      *

                                      -3-

                                                       Percentage of Outstanding
                               Shares of Common                 Common
   Name and Address of         Stock Beneficially         Stock Beneficially
     Beneficial Owner                 Owned                      Owned
     ----------------          ------------------      -------------------------

All Officers and Directors         11,740,800                    34.4%
as a group (8 persons)

            The  percentages  shown  with  an `*'  mean  that  the  director  or executive  officer owns less than 1.0% of the  outstanding  shares of our common stock. The information shown above also includes rights to acquire shares of our common stock through the exchange of exchangeable preferred stock.

            Dr.  Selmani has voting and  dispositive  power with  respect to the
7,640,000 shares of exchangeable  preferred stock owned by 9083-1496 Quebec Inc.
Dr.  Selmani also holds 60,000  shares of our common stock and may be deemed the beneficial owner of 412,500 shares of our common stock issuable upon exercise of options held by him. Monique Jarry, spouse of Dr. Selmani,  holds 885,000 shares of our common stock and options to purchase  200,000 shares of our common stock, which  shares are also  included  in the  beneficial  ownership  of Dr.  Selmani reported above.

            All the shares of our common stock  indicated as being  beneficially owned by Messrs.  Leduc and Cloutier represent shares issuable upon the exercise of options to purchase shares of our common stock. The common stock indicated as being  beneficially  owned by Mr. Savard  includes  150,000 shares issuable upon exercise of options and 324,000  shares  issuable  upon exercise of common stock purchase warrants.

DISCLOSURE OF EQUITY COMPENSATION PLAN INFORMATION (AS OF MARCH 31, 2003)

-------------------------------------------------------------------------------------------------------
   Plan Category        Number of securities       Weighted average        Number of securities
                          to be issued upon        exercise price of       remaining available for
                             exercise of             outstanding         future issuance under equity
                        outstanding options,       options, warrants        compensation plans
                        warrants and rights           and rights            (excluding securities
                                                                          reflected in column (A))
                                (A)                       (B)                         (C)
-------------------------------------------------------------------------------------------------------

Equity compensation         3,630,000                  CDN $1.24                1,455,500
plans approved by
security holders

Equity compensation             _                         _                        _
plans not approved by
security holders

 Total                      3,630,000                  CDN $1.24                1,455,500

                                      -4-

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

            Our amended and restated  certificate of incorporation  provides for the  classification  of our board of directors into three  classes.  The current term of the Class III  director  will expire at this year's  annual  meeting and when his successor is duly elected and qualifies. Our Class III director nominee currently  serves as a Class  III  director.  Denis  Beaudry,  a former  Class I director, resigned on December 4, 2002 and was not replaced. Monique Lefebvre, a former Class II director,  resigned on June 18, 2003 and was not replaced. There was no disagreement  between our board of directors and either of Mr. Beaudry or
Mrs. Lefebvre

            At a meeting of our board held on August 14,  2003,  it was resolved to maintain the number of  directors  on the board at its current  level of four directors  for the  coming  year.  Accordingly,  only  Dr.  Amine  Selmani,  our
President  and Chief  Executive  Officer,  stands for  reelection  for a term of office to expire at the  annual  meeting of  stockholders  in 2006 and until his successor has been duly elected and  qualifies.  The Class I directors and Class
II director will continue to serve for the remainder of their respective  terms, with the Class II  director  having a term that will  expire at the 2005  annual meeting of stockholders and the Class I directors having a term that will expire at the 2004 annual meeting of stockholders.

            Provided below is a biography of our Class III director nominee, Dr.
Selmani.  Management has no reason to believe that Dr. Selmani will be unable or unwilling to serve as a director,  if elected.  Should Dr.  Selmani not remain a candidate  for  election,  the  consents  will be voted in favor of a substitute nominee selected by the board of directors.

            AMINE SELMANI, PHD, 46 - CLASS III DIRECTOR - Dr. Selmani has served as our President  and  Secretary  since  February  2000, as our Chief  Executive
Officer  from  February  2000 to  September  2000 and from  January  2001 to the present,  as our Chairman of the Board from  February 2000 until August 2002 and
Chairman  of the Board,  President  and Chief  Executive  Officer of Bio Syntech
Canada and its  predecessor  corporation  since its inception in November  1997.
Prior to founding the predecessor corporation of Bio Syntech Canada in May 1995,
Dr. Selmani had eight years of teaching  experience at the Chemical  Engineering
Department  and  Biomedical  Institute  of Ecole  Polytechnique  as an Associate
Professor from 1992 to 1997 and as an Assistant Professor from 1989 to 1992. Dr.
Selmani  received  his  Bachelor  of Science  and  Master of Science  Degrees in
Physical  Chemistry  in 1979 and  1981,  respectively,  from the  University  of
Bordeaux,  France.  He also obtained his Doctoral and Post  Doctoral  Degrees in
Materials  Science  from  the  University  of  Montreal  in  1985  and  Dalhousy
University in 1988, respectively.

            Class III  directors  must be  elected by a  plurality  of the votes cast, in person or by proxy, at this year's annual meeting.

RECOMMENDATION

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                        ELECTION OF ITS DIRECTOR NOMINEE.

                                      -5-

INFORMATION REGARDING OTHER DIRECTORS

            SERGE SAVARD, 55 - CLASS I DIRECTOR - Mr. Savard has been a director since  August 2001 and has been our  Chairman of the Board  since  August  2002.
Since 1993, Mr. Savard has been a partner with Thibault, Messier, Savard, a real estate  investment firm. Prior to 1993, Mr. Savard served in various  capacities with the Montreal Canadiens Hockey Club, including as Vice President and General
Manager.  Mr. Savard is deeply involved in several aspects of amateur sports and is associated with several philanthropic organizations.

            CLAUDE LEDUC,  46 - CLASS I DIRECTOR - Mr. LeDuc has been a director since December 2002. Since December 2000, Mr. Leduc has been employed by Genzyme
Biosurgery,   a  company   offering   biosurgery   services,   as  Director  for
International   Markets.   Mr.   LeDuc  has  full   marketing   and   management
responsibility  for  supporting  and managing the  BioOrthopaedics  distribution partners in all global assigned regions,  as well as providing franchise support to the worldwide country  managers.  From September 1998 to July 2001, Mr. LeDuc was the National Director of Canada at Genzyme Canada (former Biomatrix,  Inc.).
From January 1993 to December 2000, Mr. LeDuc was employed by Biomatrix, Inc., a
Biomaterial Medical applications  company,  where he was responsible for various marketing,  sales and business development  activities in Canada and Europe. Mr.
LeDuc started his health industry career 18 years ago with Syntex  Laboratories, a multinational  pharmaceutical company, winning a National Performance Award in sales within his first two years. Mr. LeDuc then progressed to the Biotechnology sector  in 1991 with  Serono  Laboratories  as a  regional  marketing  and sales manager.

            GILLES CLOUTIER, PHD, 59 - CLASS II DIRECTOR - Dr. Cloutier has been a director since December 2002.  Dr.Cloutier has over thirty years of experience in the  pharmaceutical  industry  including  five years with  Contract  Research
Organizations  (organizations  which  provide  basic and  applied  research  and
technical   services)   providing   support   for  to  the   biotechnology   and
pharmaceutical  industry.  His experience  includes US, Canada and European drug development  experience.  He is associated  with five regulatory  approvals.  Dr
Cloutier is the Founder of several pharmaceutical companies including CatoPharma
Canada, United Therapeutics, URRMA Biopharma and currently serving as a director of several other companies including  Theratechnologies,  Vital States,  Medical
Leasing  International,  and  Fortamed.  Dr Cloutier  has also been working as a
consultant  with  major   pharmaceutical   companies  such  as  Quintiles  Inc.,
Burroughs-Wellcome, Abbott Laboratories and Sandoz Canada Inc. Dr Cloutier has a
Ph.D.  in  pharmacology,  a M.Sc.  in  biochemical  pharmacology  and a B.Sc. in
Pharmacy. He is the author of over thirty medical/scientific publications.

            There are no family  relationships among our directors and executive officers.

MEETINGS AND COMMITTEES

            Our board of directors held four formal  meetings  during the fiscal year ended March 31, 2003 and,  from time to time,  our board of directors  also acted by unanimous written consent.  All our current directors  attended all the meetings  of the  board  of  directors.  Our  board  has an audit  committee,  a strategic development committee and a compensation  committee.  We do not have a standing  nominating  committee.  The customary  functions of such committee are performed by the entire board of directors.

            The  compensation  committee  administers our stock option incentive plan and makes  recommendations  concerning salaries and incentive  compensation for executive  officers,  employees and  consultants.  For the fiscal year ended
March  31,  2003,  the  compensation   committee  was  composed  of  Mr.  Savard
(Chairman),  Mr. Selmani and Ms. Lefebvre.  Mrs. Lefebvre resigned as a director and a  member  of the  compensation  committee  on  June  18,  2003.  Since  the compensation  committee did not have any formal  meetings during the fiscal year ended March 31, 2003, options were granted by the entire board of directors.

                                      -6-

AUDIT COMMITTEE REPORT

            The audit committee reviews our financial  statements and accounting policies,  resolves  potential  conflicts of interest,  receives and reviews the recommendations  of our  independent  auditors and confers with our  independent auditors  with respect to the training and  supervision  of internal  accounting personnel  and the  adequacy of internal  accounting  controls.  As of March 31,
2003,  the  members of our audit  committee  were Mr.  Savard  (Chairman),  Mrs.
Lefebvre,  and Mr. LeDuc.  Mrs.  Lefebvre resigned as a director and a member of the audit committee on June 18, 2003. All present members of our audit committee are independent as such term is defined in Rule  4200(a)(14) of the NASD listing standards.  The board of  directors  has adopted a written  charter of the audit committee, which was included in our proxy statement for our 2001 annual meeting of stockholders.  The Audit Committee  presently does not have a member who is a financial expert, as defined in Section 7265 of the  Sarbanes-Oxley Act of 2002, but the board of  directors  plans to  nominate  a director  who is a  financial expert in the next fiscal year.

            The audit  committee held four meetings during the fiscal year ended
March 31, 2003. All of its members were present for at least three meetings. The members of the audit committee have reviewed and discussed our audited financial statements  with  our  management  and have  discussed  matters  required  to be discussed  by SAS 61  (Codification  of  Statements  on Auditing  Standards,  AU
Section 380) with KPMG LLP, our  independent  auditors for the fiscal year ended
March 31, 2003. The audit committee has received the written disclosures and the letter from KPMG LLP, as required by the  Independent  Standards  Board Standard
No. 1, has discussed with KPMG LLP its  independence,  and has recommended  that the  audited  financial  statements  for the fiscal year ended March 31, 2003 be included in our annual report.

            Submitted by the Audit Committee

            Serge Savard
            Claude LeDuc

BOARD OF DIRECTORS COMPENSATION

            We do not  currently  compensate  directors for their service on the board of directors.  Our directors are reimbursed for their expenses incurred in attending  meetings  of the  board of  directors.  Under  the terms of our stock option incentive plan, directors are eligible for the grant of stock options.

            On August 22, 2002, options to purchase 100,000 shares of our common stock at an exercise price of CDN $0.62 per share were granted to Mr. Savard. On
March 13,  2003,  options to purchase  50,000  shares of our common  stock at an exercise  price of CDN $0.62 per share were granted to each of Mr. Leduc and Mr.
Cloutier.  On March 26, 2003,  options to purchase  50,000  shares of our common stock at an  exercise  price of CDN $0.59 per share were  granted to each of Mr.
Leduc and Mr. Cloutier.

            The  board of  directors  will  determine  the  remuneration  of our directors during the current and subsequent fiscal years.

                                      -7-

                                   MANAGEMENT

EXECUTIVE OFFICERS

            Our other executive officers are as follows:

            MICHAEL  BUSCHMANN,  PHD,  41 - Dr.  Buschmann  has  been  our  Vice
President, Discovery since October 2003. From May 2002 to September 2003, he was our Vice  President  of Research  and  Development  Division.  Since  1994,  Dr.
Buschmann has been  Professor of Chemical and  Biomedical  Engineering  at Ecole
Polytechnique.  He received a Ph.D. in Medical  Engineering  and Medical Physics
from the Division of Health  Sciences and  Technology at Harvard  University and
the  Massachusetts  Institute of Technology in 1992, and completed  postdoctoral training  at the  University  of Bern in  Switzerland  in  1994.  In  1994,  Dr.
Buschmann  established  a  research  program  at Ecole  Polytechnique  in fields dealing with  cartilage and  arthritis.  In 1999, he received an  infrastructure grant from the Canadian Foundation for Innovation (FCI) to construct a number of integrated  multidisciplinary  laboratories at Ecole Polytechnique.  In 2001, he was awarded a Senior Canada  Research Chair in Cartilage  Tissue  Engineering at
Ecole  Polytechnique  to  pursue  a  research  program  investigating  cartilage physiology,  function,  pathology,  diagnosis and repair. A second FCI grant was awarded in 2002 to equip  additional  nanotechnology  laboratories  in the newly constructed  "Technopole",  the research  showcase of the University of Montreal and Ecole  Polytechnique.  Since 1999, Dr. Buschmann has been co-director of the
Bioengineering  Theme within the federally funded Canadian  Arthritis Network of
Centres of  Excellence  and is currently a scientific  reviewer for the Canadian
Institutes of Health  Research,  the Natural  Sciences and Engineering  Research
Council of Canada,  The National Science Foundation (USA), in addition to acting as Associate Editor of the Journal of Histochemistry  and  Cytochemisty,  and as
advisor  to  the  National   Institutes   of  Health  (USA)  SCORE   program  in
Osteoarthritis.   He  has  received  a  number  of  teaching   awards  at  Ecole
Polytechnique and several distinctions for innovation in research. Dr. Buschmann has published over 100 scientific articles which have been referenced in various
medical  journals,  has  addressed  numerous  bioengineering  conferences,   has
authored three published patents,  which Ecole Polytechnique  licensed to us for development into cartilage repair and cartilage diagnostic products,  with three other patents under review.

            ERIC  DESROSIERS,  PHD,  MBA,  36 -  Dr.  DesRosiers  has  been  our
Vice-President  of Research and Development since October 2003. From May 2002 to
September 2003, he was our Vice-President of the Tissue Repair and Manufacturing
Division.  He also served as our Director of Soft Tissue  Regeneration  from May
2000 to May 2002. From October 1994 to May 2000, Dr.  DesRosiers was an employee of Apotex  Research  Inc., a Canadian  pharmaceutical  company,  Dr.  DesRosiers headed a Research and Development  team based at the National  Research  Council through the  different  aspects of  developing  a cell-based  tissue  engineered product for wound repair.  In 1988 and 1989, Dr.  DesRosiers  obtained  bachelor degrees in Biology and Biochemistry  from the University of Ottawa.  In 1991, he received an M.Sc.A degree and, in 1995, a Ph.D. in biomedical  engineering  from the Universite de Montreal / Ecole  Polytechnique.  He graduated in 2003 from an executive  MBA program  specializing  in the  management  of  bio-industries  at
l'Universite  du Quebec a Montreal.  He  published 13  peer-reviewed  scientific articles,  three  patent  applications  and more than 50  scientific  conference proceedings.

                                      -8-

            MATTHEW  SHIVE,  PHD, 32 - Dr. Shive has been our Vice  President of
Product  Development  since October 2003.  Since October of 2000,  Dr. Shive has overseen  in-house  biological  research of new materials,  as well as directing
product   pre-clinical  and  clinical  development   activities.   He  has  been
responsible for interactions  with regulatory  agencies,  and has been active in initiating business  development  discussions with potential industrial partners for BioSyntech  products.  In October 2001, Dr. Shive became Director of Product
Development & Regulatory Affairs of the company, and in May of 2002 he was named
Vice President of  Biocompatibility & Regulatory  Affairs.  Prior to joining the company  in  2000,  he  worked  as a  research  assistant  at  Cleveland  Clinic
Foundation  from April 1995 to January 1996. In May 1993,  Dr. Shive  received a
Bachelors of Science degree from John Hopkins  University.  Dr. Shive obtained a
Masters  of Science  degree in May 1998,  followed  by a Ph.D.  degree in August
2000, both from Case Western Reserve University.  All of Dr. Shive's degrees are in Biomedical Engineering with a primary focus on materials science. Dr. Shive's scientific expertise lies in the interactions between implanted biomaterials and biological  systems,  and he has  published  over  30  scientific  articles  and conference proceedings in this area.

            LUCIE DUVAL,  44 - Mrs.  Duval has been our Vice  President  Finance since  October  2003.  Previously,  Mrs.  Duval served as the  controller of the company  since  February  2000 and  controller  of Bio  Syntech  Canada  and its predecessor  corporation  since June 1999.  From 1986 to 1996,  Mrs. Duval was a financial  counselor  for the City of Montreal,  Canada.  Ms.  Duval  obtained a
Bachelor of Business  Administration  in Finance at  Universite de Sherbrooke in
1981 and, in 1999 she received a certificate in personal financial planning from
Universite Laval in Quebec City.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVES

            The  following  table  sets  forth all  compensation  awarded to Dr.
Selmani,  our President and Chief Executive Officer. No other executive officers received  annual  compensation  in excess of USD  $100,000  during  the  periods indicated.

SUMMARY COMPENSATION TABLE

                          Annual Compensation                Long-Term
                                (CDN $)                 Compensation (Awards):
                                -------                 ----------------------
                                                              Securities
    Fiscal Year         Salary            Bonus          Underlying Options (#)
--------------------------------------------------------------------------------

      2003             $185,000           $0                     0
      2002             $185,000           $0                   362,500
      2001             $185,000           $0                    50,000

OPTION GRANTS

            We did not grant options to Dr. Selmani during the fiscal year ended
March 31, 2003. We have never granted any stock appreciation rights.

                                      -9-

AGGREGATED FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

            Dr.  Selmani did not  exercise  any  options  during the fiscal year ended  March 31,  2003.  The  following  table  sets forth  certain  information regarding unexercised stock options held by Dr. Selmani as of March 31, 2003.

          Number of Securities Underlying      Value of Unexercised In-The-Money
             Unexercised Options at                     Options at
                March 31, 2003(#)                  March 31, 2003 (in USD)
             Exercisable/Unexercisable             Exercisable/Unexercisable
             -------------------------             -------------------------

                    412,500/0                            0/0

            The value of the  unexercised  in-the-money  options is based on the market value, as reported on the Over the Counter Electronic  Bulletin Board, of
USD $0.42 per share of our common stock at March 31, 2003 and an exercise  price from USD $0.50 (CDN $0.79) to USD $4.00 per share of our common stock.

OTHER COMPENSATION PLANS

            We  have  no  pension  plan  or  other  compensation  plans  for our executive officers or directors.

EMPLOYMENT AGREEMENTS

            We entered into an employment agreement with Dr. Amine Selmani dated as of August 26, 2002. Dr. Selmani serves as Chief Executive Officer with duties and responsibilities  that are determined by our board of directors from time to time.  The  agreement  has a three-year  term,  starting on June 13,  2002.  Dr.
Selmani is entitled to an annual  base  salary of CDN  $185,000,  which is to be
reviewed   annually.   Dr.   Selmani  is  subject  to  a   confidentiality   and
non-solicitation  agreement  during  the  term  of  his  employment  and  for an additional  three-year  period  following the termination of his employment.  Dr
Selmani will be entitled to receive his full salary for a period of 12 months if we terminate the agreement  without cause and he will not be entitled to receive any salary if he is terminated for cause.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires our officers and  directors,  and persons or entities who own more than
10% of our common  stock to file with the  Securities  and  Exchange  Commission reports of  ownership  on Form 3 and changes in  ownership  on Form 4 or Form 5.
Such persons and  entities  are also  required by these rules to furnish us with copies of all Section 16(a) forms they file.

            Based  solely on our review of the copies of such forms  received by us, or written  representations  from certain reporting persons, we believe that during the fiscal  year ended  March 31,  2003,  except for the  filings  listed below,  there  was  compliance  with  the  Form  3,  Form 4 and  Form  5  filing requirements applicable to our officers, directors and 10% stockholders:

            1.   The Form 3 for each of Messrs. Shive,  DesRosiers and Buschmann dated May 29, 2002 was filed on August 13, 2002.

                                      -10-

            2.   The Form 4 for Mr. Savard reporting a purchase of 10,000 shares of common stock on June 26, 2002 was filed on July 11, 2002.

            3.   The Form 4 of Mr. Savard reporting the grant on August 22, 2002 of options to purchase 100,000 shares of common stock was filed on October 30, 2002.

            4.   The Form 4 for each of Messrs. Shive, DesRosiers and Mrs. Duval reporting  the grant on August 22,  2002 of options to purchase
                 50,000, 70,000 and 10,000 shares of common stock, respectively, was filed on October 10, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            LOAN BY CHIEF EXECUTIVE OFFICER AND PRESIDENT

            On July 8,  2003,  we  obtained a CDN  $750,000  loan from our Chief
Executive  Officer  and  President.  We issued to him an  unsecured  convertible debenture in the principal amount of CDN $750,000, which matures on July 8, 2004 and bears  interest at an annual  rate of 7%,  payable on a monthly  basis.  The debenture is convertible into shares of our common stock on the maturity date or any business day  thereafter  until the debenture  has been repaid in full.  The number of shares to be issued upon  conversion  shall be  determined  by using a conversion  rate equal to USD $0.35 per share,  based on the  exchange  rate for
U.S.  dollars  published by the Bank of Canada for the business day prior to the conversion  date. The number of shares issuable on conversion and the conversion price are subject to certain adjustments.

            PARTICIPATION OF DIRECTOR IN PRIVATE PLACEMENT

            On August 29,  2003,  we completed a private  placement  pursuant to which  we  issued a total of 813  units  at a price of USD  $1,000  per unit for proceeds of USD $813,000.  Each unit comprises  3,000 shares of our common stock and  warrants to purchase  3,000  additional  shares at a price of USD $1.00 per share  exercisable  until  February 28, 2005.  Serge  Savard,  a director of the corporation,  purchased  108  Units  for  an  aggregate  purchase  price  of USD
$108,000.

                                      -11-

                                 PROPOSAL NO. 2

              APPROVAL OF INCREASE OF SHARES RESERVED FOR ISSUANCE
                      UNDER THE STOCK OPTION INCENTIVE PLAN

            Our  board of  directors  proposes  that an  amendment  to our stock option incentive plan be approved to increase from 5,000,000 shares to 6,500,000 shares of common  stock the  authorized  number of shares  reserved for issuance upon  the  exercise  of  options  granted  or to be  granted  under  such  plan.
Throughout this section, we will refer to our stock option incentive plan as the
"option plan."

            The option plan is administered by the compensation committee of the board of directors.  The compensation  committee may from time to time designate individuals  to whom options to purchase  shares of common stock may be granted, and the number of shares subject to such options.  The total number of shares of common stock subject to  outstanding  options  granted to any one individual may not exceed 5% of the outstanding shares of our common stock. The option price of any option is fixed by the  compensation  committee  when such option is granted and cannot  involve a discount to the then  current  market  price of our common stock.  The term of an option  may not  exceed  10 years.  In the event of basic changes in our  organization  and  capitalization,  including a  reorganization, merger or  consolidation,  or the purchase of shares  pursuant to a tender offer for shares of our common stock, in the discretion of the compensation committee, each option may become immediately exercisable in full.

            The option plan may be amended, suspended,  reinstated or terminated by the board of directors;  provided, however, that without approval of affected optionees, no amendment may be made that adversely affects the benefits accruing to them.

            Options  granted  under  the  option  plan  are  not  assignable  or transferable,  except by will or the laws of  descent  and  distribution.  Stock options  granted  under the option plan may be exercised by the optionee (or the optionee's legal  representative)  only while the optionee is employed by us, or within 90 days after termination of employment due to a permanent disability, or within one year after termination of employment due to retirement.  The executor or  administrator  of a deceased  optionee's  estate or the person or persons to whom the deceased  optionee's  rights  thereunder  have passed by will or by the laws of descent and distribution  will be entitled to exercise the option within one year after the decedent's  death.  Stock options  expire  immediately in the event  an  optionee's  services  to us are  terminated  with  cause.  All of the aforementioned  exercise  periods are subject to the further  limitation that an option will not, in any case, be exercisable beyond its stated expiration date.

            A majority of our stockholders  approved the option plan at the 2000 annual  meeting.  A majority  of our  stockholders  approved  an increase in the number of shares  available  for  issuance  under  the Plan  from  2,500,000  to
3,900,000 at the 2001 annual meeting and from 3,900,000 to 5,000,000 at the 2002 annual meeting.  The option plan enables us to remain highly  competitive and to provide sufficient equity incentives to attract and retain  highly-qualified and experienced  employees.  The option plan allows our board of  directors to grant options to (i) our directors,  officers and other full-time  salaried  employees
with  managerial,   professional  or  supervisory  responsibilities,   and  (ii)
consultants and advisors who render us bona fide services,  in each case, if the compensation  committee  determines that such officer,  employee,  consultant or advisor has the capacity to make a substantial contribution to our success.

            By  unanimous  written  consent on  November  20,  2003 our board of directors  voted to  increase  the  authorized  number of shares  available  for issuance under the option plan from 5,000,000 to 6,500,000  shares of our common stock, an increase of less than 5%of our outstanding shares of common stock. The board of  directors  believes  that  approval of this  amendment  is in our best

                                      -12-

interest  because the  availability  of an adequate  reserve of shares under the option plan is an  important  factor in  attracting,  motivating  and  retaining qualified officers and employees  essential to our success and in aligning their long-term interests with those of the stockholders.

            As of December 8, 2003,  stock options to purchase  4,265,000 shares of common stock were  outstanding,  or 85% of the number of shares authorized to be issued under the plan, at exercise  prices  ranging from USD$0.32 to USD$4.00 and from  CDN$0.49  to CDN$1.58  per share,  vesting at the date of the grant or over periods of one to three years.  As of December 8, 2003, none of the options have been  exercised,  with the  exception  of options to  purchase  (i) 100,000 shares  of common  stock at a price of  CDN$0.75  which  were  exercised  by one consultant  and (ii) 10,000 shares of common stock at a price of CDN $0.62 which were exercised by one employee. As of December 8, 2003, 215,000 shares of common stock are available  for grant under the option plan. A delay in increasing  the number of shares  available  for the grant of options  under the option plan may prevent  us  from  retaining  or  attracting  highly-qualified  and  experienced employees.  If the amendment is approved, we will be authorized to issue options for a maximum  of  6,500,000  shares of our common  stock,  less than 20% of the currently outstanding shares of our common stock.

            Since the adoption of the option plan, options to purchase shares of common  stock have been  granted  pursuant  to the option  plan to (i) the chief executive  officer,  (ii) all  current  executive  officers as a group (iii) all employees,  including all current officers who are not executive officers,  as a group, and (iv) non-employee directors as follows:

                                  Dollar Value (USD $)    Number of Options Granted
                                  --------------------    -------------------------

Dr. Amine Selmani,
    Chief Executive Officer              $175,890                412,500
    and President
Executive Group                          $393,970                870,000(1)
Non-Executive Officer Employee Group        N/A                      N/A
Non-Executive Director Group             $179,066                350,000
----------------------------------
(1) Consists of options granted to Drs. Buschmann, DesRosiers, Shive and to Ms.
Duval.

            The  affirmative  vote of a majority of the votes cast by holders of our common stock is required to approve the increase.

REGISTRATION OF SHARES

            We filed a  registration  statement on Form S-8 under the Securities
Act of 1933, as amended,  with respect to the  2,500,000  shares of common stock issuable  pursuant to the option plan on April 3, 2001. We plan to file a second registration statement with respect to the additional shares of our common stock issuable  pursuant to the option plan,  including the 1,500,000 shares of common stock that are the  subject of the  proposed  amendment,  if such  amendment  is approved.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
              OF THE INCREASE OF SHARES RESERVED FOR ISSUANCE UNDER
                         OUR STOCK OPTION INCENTIVE PLAN

                                      -13-

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

            On  October  7,  2002,  we, by  action  of our  board of  directors, terminated our  relationship  with Ernst & Young LLP, the  independent  auditors previously engaged to audit our financial statements, effective with the date of completion  of the review by Ernst & Young of the financial  statements  for the period ended  September  30, 2002.  On October 18, 2002,  our board of directors appointed KPMG LLP as our  independent  auditors for the fiscal year ended March
31, 2003.

            The audit reports of Ernst & Young on our financial  statements  for the fiscal  years  ended  March 31,  2002 and March 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty,  audit scope, or accounting principles, except such report dated
May 24,  2002 was  modified  to include  an  explanatory  paragraph  for a going concern  uncertainty.  In connection with the audits of our financial statements for each of the two fiscal years ended March 31, 2002 and March 31, 2001, and in the subsequent  interim period through October 7, 2002, the date of termination, we  had no  disagreements  with  Ernst  &  Young  on any  matter  of  accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedures  which,  if not resolved to the  satisfaction  of Ernst & Young would have caused Ernst &Young to make reference to the matter in its report.

            During the fiscal years ended March 31, 2002, March 31, 2001 and the subsequent interim period through October 7, 2002, the date of termination,  and prior to such  appointment,  we did not  consult  with  KPMG LLP  regarding  the
application  of  generally   accepted   accounting   principles  to  a  specific
transaction,  either  proposed or  completed,  or the type of audit opinion that might be rendered on our financial statements.

            While  we are not  required  to do so,  our  board of  directors  is submitting to stockholders  for  ratification the appointment of KPMG LLP as our independent  auditors  for the fiscal  year  ending  March 31,  2004 in order to ascertain  the  stockholders'  views.  If the  stockholders  do not  ratify  the appointment of KPMG LLP, our board of directors will consider the appointment of other  independent  auditors.  Our  auditors for the fiscal year ended March 31,
2003 were KPMG LLP.

            Representatives  of KPMG  LLP are  expected  to  attend  the  annual meeting and will have the  opportunity  to make a  statement  if they so desire.
They are also expected to be available to respond to appropriate questions.

AUDIT FEES

            Ernst & Young  billed us and our  subsidiaries  an  aggregate of CDN
$132,500  for  the  following  professional   services:   audit  of  our  annual
consolidated  financial  statements  for the fiscal  year ended  March 31,  2002 included in our annual report on Form 10-KSB and review of our interim financial statements  included  in our  quarterly  reports on Form  10-QSB for the periods ended June 30, 2001,  September 30, 2001,  December 31, 2001,  June 30, 2002 and
September 30, 2002.

            KPMG billed us and our  subsidiaries an aggregate of CDN $42,500 for the following professional services:  audit of our annual consolidated financial statements  for the fiscal  year ended  March 31,  2003  included  in our annual report on Form 10-KSB and review of our interim financial statements included in our quarterly reports on Form 10-QSB for the period ended December 31, 2002.

                                      -14-

AUDIT RELATED FEES

            Ernst & Young  billed us and our  subsidiaries  an  aggregate of CDN
$23,375 for audit related  services  rendered during the fiscal year ended March
31,  2002  in  connection  with,  among  other  things,  the  preparation  of  a
Registration Statement on Form SB-2 and Current Reports on Form 8-K.

            KPMG did not render any audit related  services  rendered during the fiscal year ended March 31, 2003.

TAX FEES

            Ernst & Young LLP billed us and our subsidiaries an aggregate of CDN
$20,900 for tax compliance  services rendered during the fiscal year ended March
31, 2002 and the subsequent interim period through October 7, 2002.

            KPMG billed us and our  subsidiaries  an aggregate of CDN $4,000 for tax compliance services rendered during the fiscal year ended March 31, 2003.

ALL OTHER FEES

            Neither Ernst & Young LLP nor KPMG  rendered any other  professional services  for the fiscal year ended  March 31,  2003 other than those  disclosed herein.

            The Audit Committee has considered  whether the provision by Ernst &
Young,  LLP and KPMG of the  services  covered  by the fees other than the audit fees are compatible with maintaining their respective  independence and believes that they are compatible.

            The  affirmative  vote of a majority of the votes cast by holders of our  common  stock is  required  to ratify  the  appointment  of KPMG LLP as our independent auditors for fiscal year ending March 31, 2004.

RECOMMENDATION

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                       THE APPOINTMENT OF KPMG LLP AS OUR
         INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2004

                                      -15-

                             SOLICITATION OF PROXIES

            We will bear all expenses in  connection  with the  solicitation  of proxies.  In addition to the use of the mails,  solicitations may be made by our
regular  employees,  by  telephone,   telegraph  or  personal  contact,  without
additional compensation. We will, upon their request, reimburse brokerage houses and persons  holding  shares of common  stock in the names of nominees for their reasonable expenses in sending solicited material to their principals.

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Securities Exchange Act of 1934, as amended, and intended to be presented at our next annual  meeting of  stockholders  must be  received by us at our  principal office in Laval,  Quebec,  Canada no later than September 13, 2004 for inclusion in the proxy statement for that annual meeting.

            In  addition,  our bylaws  require that a  stockholder  give advance notice to us of nominations  for election to our board of directors and of other matters that the  stockholder  wishes to present for action at an annual meeting of  stockholders  (other  than  matters  included  in  our  proxy  statement  in accordance with Rule 14a-8). Such stockholder's notice must be given in writing, include the  information  required by our bylaws,  and be delivered or mailed by first class  United  States  mail,  postage  prepaid,  to our  Secretary  at our principal  offices.  We must  receive such notice not less than 45 days prior to the date next year that  corresponds  to the date when we first mailed our proxy materials for this year's annual meeting of stockholders.  While we have not yet set the date of our next  annual  meeting  of  stockholders,  if it were held on
January 31, 2005 (the first  business  date after the date that  corresponds  to this year's annual  meeting),  notice of a director  nomination  or  stockholder proposal made otherwise than in accordance  with Rule 14a-8 would be required to be given to us no later than October 28, 2004.

                                  ANNUAL REPORT

            We have sent, or are concurrently  sending,  all of our stockholders of record as of December 8, 2003 a copy of our annual report for the fiscal year ended March 31, 2003.  Such annual report  contains our  certified  consolidated financial statements for the fiscal year ended March 31, 2003.

                                  OTHER MATTERS

            Our  board of  directors  knows of no other  business  that  will be presented  to the annual  meeting.  If any other  business is  properly  brought before the annual meeting, it is intended that proxies in the enclosed form will be voted with respect to any such matters in accordance with the judgment of the persons voting the proxies.

                       By order of the board of directors,

                       Amine Selmani
                       President, Chief Executive Officer and Secretary

December 9, 2003

                                      -16-

                                BIOSYNTECH, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 30, 2004

            The undersigned hereby appoints Amine Selmani and Lucie Duval as the undersigned's  proxy,  with  full  power  of  substitution,  to vote  all of the undersigned's shares of Common Stock in BioSyntech, Inc. (the "Company"), at the
Annual Meeting of Stockholders of the Company to be held on January 30, 2004, at
10:00 a.m.  eastern standard time, at the Montreal  Marriott Chateau  Champlain,
1050  de  La  Gauchetiere  West,  Montreal,   Quebec,  Canada  -  Viger  Room  -
(Tel:1-800-200-5909),  or at any  adjournment,  on the matters  described in the
Notice of Annual Meeting of Stockholders and Proxy Statement and upon such other business as may  properly  come before such annual  meeting or any  adjournments thereof, hereby revoking any proxies heretofore given.

PROPOSAL 1       To elect Amine  Selmani as a Class III director of the Board of
                 Directors for a term of three years:

                                       Withhold Authority
                 For                   To Vote For
                 Nominee  ___          Nominee  ___

PROPOSAL 2       To approve an  amendment to  Company's  Stock Option  Incentive
                 Plan to increase from 5,000,000  shares to 6,500,000 shares the total number of shares of Common Stock  available  for issuance under such option plan:

                 ____ FOR          ____ AGAINST        ____ ABSTAIN

PROPOSAL 3       To  ratify  the  appointment  of  KPMG  LLP  as  the  Company's independent auditors for the fiscal year ending March 31, 2004:

                 ____ FOR          ____ AGAINST        ____ ABSTAIN

DISCRETIONARY AUTHORITY:

            In their  discretion,  the Proxies are  authorized to vote upon such other business as may properly come before the annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION  IS MADE,  THIS PROXY WILL BE
VOTED FOR PROPOSAL 2 AND PROPOSAL 3 AND FOR THE DIRECTOR NOMINEE.

Dated: _____________________________

____________________________________
            (Signature)

____________________________________
            (Signature)

Please  sign your name  exactly as it appears  hereon.  When  shares are held by
joint   owners,   both  should  sign.   When  signing  as  attorney,   executor,
administrator,  trustee  or  guardian,  please  give  full  title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership  or limited  liability  company,  please sign in full entity name by authorized person.